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ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
Monthly Servicer Certificate

COLLECTION PERIOD:             May 1, 2001 - May 31, 2001

SETTLEMENT DATE:                          15-Jun-01

A.   SERIES INFORMATION

     ADVANTA LEASING RECEIVABLES CORP. IV AND
     ADVANTA LEASING RECEIVABLES CORP. V
     EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
     SERIES 1998-1

I.   SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

     (a.)   Beginning Aggregate Contract Principal Balance  ("ACPB")......................................          $  65,269,897.86
                                                                                                                    ----------------
     (b.)   Contract Principal Balance of all Collections allocable to Contracts........ $ 4,967,209.81
                                                                                         ---------------
     (c.)   Contract Principal Balance of Charged-Off Contracts......................... $   404,182.56
                                                                                         ---------------
     (d.)   Total decline in Principal Balance............................................................          $   5,371,392.37
                                                                                                                    ----------------

     (e.)   Ending Aggregate Contract Principal Balance of all Contracts as of this Settlement Date.......          $  59,898,505.49
                                                                                                                    ----------------
            BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE RELATED PAYMENT DATE
     (f.)   Class A Principal Balance as of this Settlement Date..........................................          $  50,373,494.85
                                                                                                                    ----------------
            (Class A Note Factor)............................... 0.1520939
                                                                 ---------
     (g1.)  Class A-1 Principal Balance .(Note Factor).......... 0.0000000               $           --
                                                                 ---------               ----------------
     (g2.)  Class A-2 Principal Balance . (Note Factor)..........0.0000000               $           --
                                                                 ---------               ----------------
     (g3.)  Class A-3 Principal Balance . (Note Factor)......... 0.1919955               $  4,473,494.85
                                                                 ---------               ----------------
     (g4.)  Class A-4 Principal Balance . (Note Factor)......... 1.0000000               $ 45,900,000.00
                                                                 ---------               ----------------
     (h.)   Class B Principal Balance as of this Settlement Date...........................................         $             --
            (Class B Note Factor)                                0.0000000                                          ----------------
                                                                 ---------
     (i.)   Class C Principal Balance as of this Settlement Date...........................................         $             --
            (Class C Note Factor)                                0.0000000                                          ---------------
                                                                 ---------
     (l.)   Class D Principal Balance as of this Settlement Date...........................................         $   9,525,010.64
            (Class D Note Factor)                                0.6349878                                          ----------------
                                                                 ---------
II.  COMPLIANCE RATIOS

     (a.)   Aggregate Contract Balance Remaining ("CBR") of all Contracts as of the related
            Calculation Date...............................................................................        $  63,768,000.69
                                                                                                                    ----------------
     (b1.)  % of CBR 31 days or more delinquent as of the related Calculation Date.........................                 6.81%
                                                                                                                    ----------------
     (b2.)  Preceeding Month %:                                     Apr-01.................................                 6.56%
                                                                 ----------                                         ----------------
     (b3.)  2nd Preceeding Month %:                                 Mar-01.................................                 6.82%
                                                                 ----------                                         ----------------
     (b4.)  Three month rolling average % of CBR 31 days or more delinquent................................                 6.73%
                                                                                                                    ----------------

     (c.)   Does the three month rolling average % of CBR which are 31 days or more delinquent exceed 10.5% ? . Y or N.      NO
                                                                                                                    ----------------

            (Amortization Period Only)
     (d)    Cumulative Net Loss Percentage as of the related Collection Period.............................                 3.04%
                                                                                                                    ----------------

            Does the Cumulative Net Loss Percentage exceed
     (d1.)  4.0 % from the Beginning Period to and including 12th Collection Period ?  Y or N.............                   N/A
                                                                                                                    ----------------
     (d2.)  5.5 % from 13th Collection Period to and including 24th Collection Period ? Y or N............                   N/A
                                                                                                                    ----------------
     (d3.)  7.0 % from 25th Collection Period and thereafter ? Y or N.....................................                   NO
            (If Yes to e1 or e2 or e3, then a Residual Event occurs)                                                ----------------
     (e1.)  Residual Realization for the related Collection Period  > 100% (YES/NO)........................                  YES
                                                                                                                    ----------------
     (e2.)  Preceeding Month:                                       Apr-01  > 100% (YES/NO)...............                   YES
                                                            --------------                                          ----------------
     (e3.)  2nd Preceeding Month:                                   Mar-01  > 100% (YES/NO)...............                   YES
                                                            --------------                                          ----------------
     (e4.)  Three month rolling average Residual Realization Ratio  > 100% (YES/NO).......................                   YES
            (If less than 100%, then a Residual Event Occurs)                                                       ----------------

III. FLOW OF FUNDS
            The amount of available funds on deposit in the Series 1998-1 Facility Account................          $   6,380,314.88
                                                                                                                    ----------------

       (1)  On the Payment Date which is also the Amortization Date and each Payment Date thereafter

     (a.)   To the Servicer, Unrecoverable Servicer Advances...............................................                31,989.65
                                                                                                                    ----------------
     (b.)   To the Servicer, if ABS is not the Servicer, Servicing Fee and Ancillary Servicing Income, if any
                                                                                                                    ----------------
            To Series 1998-1 Noteholders:
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

     (c.)   To Class A, the total Class A Note Interest and Class A Overdue Interest
                 for the related period..................................................                           $     277,385.15
                                                                                                                    ----------------
                                     Interest on Class A-1 Notes.........................$             --
                                                                                         ----------------
                                     Interest on Class A-2 Notes.........................$             --
                                                                                         ----------------
                                     Interest on Class A-3 Notes.........................$      48,650.15
                                                                                         ----------------
                                     Interest on Class A-4 Notes.........................$     228,735.00
                                                                                         ----------------
     (d.)   Interest on Class B Notes for the related period...............................................         $             --
                                                                                                                    ----------------
     (e.)   Interest on Class C Notes for the related period...............................................         $             --
                                                                                                                    ----------------
     (f.)   To Series 1998-1 Noteholders:
            To Class A, the total Principal Payment and Class A Overdue Principal, if any..................             5,371,392.37
                                                                                                                    ----------------
                                     Principal Payment to Class A-1 Noteholders..........      N/A
                                                                                         ----------------
                                     Principal Payment to Class A-2 Noteholders......... $           --
                                                                                         ----------------
                                     Principal Payment to Class A-3 Noteholders..........$ 5,371,392.37
                                                                                         ----------------
                                     Principal Payment to Class A-4 Noteholders.........       N/A
                                                                                         ----------------
            To Class B for Principal Payment and Overdue Principal, if any.................................                       --
                                                                                                                    ----------------
            To Class C for Principal Payment and Overdue Principal, if any.................................                       --
                                                                                                                    ----------------
     (g)    Overdue Principal (included in the Principal Payments per above, if any):

            To Class A, total for Overdue Principal......................................      N/A
                                                                                         ----------------
                                     Overdue Principal to Class A-1    N/A
                                                                       ---
                                     Overdue Principal to Class A-2    N/A
                                                                       ---
                                     Overdue Principal to Class A-3    N/A
                                                                       ---
                                     Overdue Principal to Class A-4    N/A
                                                                       ---
            To Class B for Overdue Principal.............................................      N/A
                                                                                         ----------------
            To Class C for Overdue Principal.............................................      N/A
                                                                                         ----------------
     (h1.)  Until the Reserve Account Funding Date:

            To the Reserve Account, the amount equal to the Servicing Fee otherwise payable to ABS.........                   N/A
                                                                                                                    ----------------
     (h2.)  After the Reserve Account Funding Date:

            To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing Income, if any................                54,391.58
                                                                                                                    ----------------
     (i.)   To the Reserve Account, the amount needed to increase the amount on deposit in the Reserve Account to
            the Required Reserve Amount for such Payment Date..............................................                  N/A
                                                                                                                    ----------------
     (j.)   Upon the occurrence of a Residual Event     the lesser of:

     (j1.)  (A) the Available Funds remaining on deposit in the Facility Account and.....       N/A
                                                                                         ----------------
     (j2.)  (B) the aggregate amount of Residual Receipts included in Available Funds....       N/A
                                                                                         ----------------
     (j3.)  To be deposited to the Residual Account........................................................                  N/A
                                                                                                                    ----------------
     (k.)   To Class D Noteholders for Principal Payment...................................................                       --
                                                                                                                    ----------------
     (l.)   To Class D Noteholders for Overdue Principal, if any...........................................                  N/A
                                                                                                                    ----------------

       (3)  To ABS, the Servicing Fee previously due, but deposited to the Reserve Account.................        $             --
                                                                                                                    ----------------
       (4)  To the Trustee to Fund the Servicer Conversion Expense Account.................................
                                                                                                                    ----------------

       (5)  To the Series Obligors, as holders of the Residual Interest, any Available Funds remaining on deposit
            in the Facility Account........................................................................         $     645,156.13
                                                                                                                    ----------------
IV.  SERVICER ADVANCES

     (a.)   Aggregate amount of Servicer Advances at the beginning of the related Collection Period........             1,493,784.50
                                                                                                                    ----------------
     (b.)   Servicer Advances reimbursed during the related Collection Period..............................                59,625.46
                                                                                                                    ----------------
     (c.)   Amount of unreimbursed Servicer Advances to be reimbursed on the
            Settlement Date...............................................................................                 31,989.65
                                                                                                                    ----------------
     (d.)   Servicer Advances made during the related Collection Period....................................                       --
                                                                                                                    ----------------
     (e.)   Aggregate amount of Servicer Advances at the end of the Collection
            Period.........................................................................................         $   1,402,169.39
                                                                                                                    ----------------

V.   RESERVE ACCOUNT
     (a.)   Amount on deposit at the beginning of the related Collection Period............................         $   3,600,000.00
                                                                                                                    ----------------
     (b.)   Amounts used to cover shortfalls, if any,  for the related Collection Period...................         $             --
                                                                                                                    ----------------
     (c.)   Amounts transferred from the Facility Account, if applicable...................................         $             --
                                                                                                                    ----------------
     (d.)   Interest earned on Reserve Balance.............................................................         $      11,728.12
                                                                                                                    ----------------
     (e.)   Reserve Account Ending Balance before calculating Required Reserve Amount......................         $   3,611,728.12
                                                                                                                    ----------------
     (f.)   Required Reserve Amount needed as of the related Collection Period.............................         $             --
                                                                                                                    ----------------
     (g1.)  If (f) is greater than (e), then amount of shortfall...........................................                     0.00
                                                                                                                    ----------------
     (g2.)  If (e) is greater than (f), then excess amount to be transferred to the Series Obligors........             3,611,728.12
                                                                                                                    ----------------
     (h.)   Amounts on deposit as of this Settlement Date (e minus g2).....................................         $             --
                                                                                                                    ----------------


VI.  RESIDUAL ACCOUNT
     (a.)   Amount on deposit at the beginning of the related Collection Period............................                     0.00
                                                                                                                    ----------------
     (b.)   Amounts transferred from the Facility Account..................................................                     0.00
                                                                                                                    ----------------
     (c.)   Amounts used to cover shortfalls for the related Collection Period.............................                     0.00
                                                                                                                    ----------------
     (d.)   Amount on deposit as of this Settlement Date...................................................                     0.00
                                                                                                                    ----------------
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
VII. ADDITIONAL PROPERTY FUNDING ACCOUNT

     (a.)   Amount on deposit at the beginning of the related Collection Period............................                     0.00
                                                                                                                    ----------------
     (b.)   Amounts transferred from the Facility Account..................................................                     0.00
                                                                                                                    ----------------
     (c.)   Amounts transferred to the Series Obligors.....................................................                     0.00
                                                                                                                    ----------------
     (d.)   Amount on deposit as of this Settlement Date...................................................                     0.00
                                                                                                                    ----------------

VIII.ADVANCE PAYMENTS
     (a.)   Beginning aggregate Advance Payments...........................................................         $   1,322,875.35
                                                                                                                    ----------------
     (b.)   Amount of Advance Payments collected during the related Collection Period......................         $     762,360.20
                                                                                                                    ----------------
     (c.)   Investment earnings for the related Collection Period..........................................         $       5,357.58
                                                                                                                    ----------------
     (d.)   Amount of Advance Payments withdrawn for deposit into Facility Account.........................         $     923,909.91
                                                                                                                    ----------------
     (e.)   Ending aggregate Advance Payments..............................................................         $   1,166,683.22
                                                                                                                    ----------------


     ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

     BY:                      /s/ Mark Shapiro

     TITLE:                   Assistant Treasurer

     DATE:                    12-Jun-01


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